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                                                                   EXHIBIT 10.66



                              AMENDED AND RESTATED
                        AMBULATORY RESOURCE CENTRES, INC.
                             1997 STOCK OPTION PLAN

1.       Purpose; Types of Awards; Construction.

         The purpose of the Ambulatory Resource Centres, Inc. 1997 Stock Option Plan (the "Plan") is to afford an incentive to executive officers, other key employees, directors and consultants of Ambulatory Resource Centres, Inc. (the "Company"), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The provisions of the Plan are intended to satisfy the requirements of
Section 16(b) of the Securities Exchange Act of 1934, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2.       Definitions.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

         (a)   "Acceleration Date" shall have the meaning set forth in
               Section 9.

         (b)   "Board" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" shall mean the Compensation Committee of the Board or such other committee established by the Board to administer the Plan, provided that, if no such Committee is established by the Board, Committee shall mean the entire Board.

         (e) "Common Stock" shall mean shares of common stock, no par value per share, of the Company.

         (f) "Company" shall mean Ambulatory Resource Centres, Inc., a corporation organized under the laws of the State of Tennessee, or any successor corporation.

         (g) "Disability" shall mean a Grantee's inability to perform his duties with the Company or any of its affiliates by reason of any medically


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               determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (i)   "Fair Market Value" per share as of a particular date shall mean
               (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

         (j) "Grantee" shall mean a person who receives a grant of Options under the Plan.

         (k) "Incentive Stock Option" shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

         (l) "Insider" shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

         (m) "Option" or "Options" shall mean a grant to a Grantee of an option or options to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute either Incentive Stock Options or Non-qualified Stock Options.

         (n) "Option Agreement" shall mean an agreement entered into between the Company and a Grantee in connection with a grant under the Plan.

         (o) "Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.

         (p) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined

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               voting power of all classes of stock in one of the other
               companies in such chain.



         (q) "Plan" means this Ambulatory Resource Centres, Inc. 1997 Stock Option Plan, as amended from time to time.

         (r) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

         (s) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

         (t) "Ten Percent Stockholder" shall mean a Grantee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.       Administration.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical); to accelerate exercisability of awards; and to grant waivers of or cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations

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

of the Committee shall be final and binding on all Grantees of any awards under this Plan.

         The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4.       Eligibility.

         Awards may be granted to directors, executive officers and other key employees and consultants of the Company or its Subsidiaries, including officers and directors who are employees, except as proscribed by the Exchange Act or the Code. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5.       Stock

         The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 263,888 subject to adjustment as provided in
Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. The maximum number of shares with respect to which awards may be granted during any calendar year to any individual shall be 75,000.

         If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.



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

6.       Terms and Conditions of Options.

         Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement, in the form of Exhibit A hereto or such other form and containing such terms and conditions as the Committee shall from time to time approve. Each Option shall be subject to the following terms and conditions, except to the extent otherwise specifically provided in such Option Agreement:

         (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

         (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

         (c) Option Price. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

         (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Common Stock or in such other manner as the Committee shall determine, including a cashless exercise procedure through a broker-dealer.

         (e) Term and Exercisability of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be fifteen (15) years from the date of the grant of the Option unless otherwise determined by the Committee; provided that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Section 6(f) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of


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

               shares of Common Stock with respect to which the Option is being exercised.

         (f) Termination. Except as provided in this Section 6(f), an Option may not be exercised unless the Grantee is then in the employ of or is a director or is maintaining a consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed or in the director or consultant relationship since the date of grant of the Option. In the event that the employment or director or consultant relationship of a Grantee shall terminate, all Options of such Grantee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination (or such longer period as the Committee shall prescribe) and all Options that are nonexercisable at the time of such termination shall terminate at such time.

         (g) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.       Nonqualified Stock Options.

         Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8.       Incentive Stock Options

         Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall conform to the requirements of Section 422 of the Code (or successor to such Section) and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof.

         (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by any Grantee during any calendar year shall not exceed $100,000.

         (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be

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

               less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.       Effect of Certain Changes.

         (a) In the event of any extraordinary dividend, stock dividend, recapitalization, reclassification, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

         (b) If, while any awards remain outstanding under the Plan, any of the following events shall occur (which events shall constitute a "Change in Control of the Company")-

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

               (ii) during any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 9(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was

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

                     previously so approved, cease for any reason to constitute at least a majority thereof;

               (iii) the stockholders of the Company approve a merger or
                     consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation in which no "person" (as hereinabove defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) -

         then from and after the date on which any such Change in Control shall have occurred (the "Acceleration Date"), the award covered by such Agreement shall be exercisable or otherwise nonforfeitable in full, whether or not otherwise exercisable or forfeitable.

         (c) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

10.      Period During Which Awards May Be Granted.

         Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board.

11.      Transferability of Awards.

         No award shall be transferable or assignable, or exercisable by, anyone other than the Grantee to whom it was granted, except (i) by law, will or the laws of descent and distribution, (ii) as a result of the disability of a Grantee or (iii) that the Committee (in the form of the Option Agreement or otherwise) may permit transfers of awards by gift or otherwise to a member of a Grantee's immediate


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family and/or trusts whose beneficiaries are members of the Grantee's immediate family, or to such other persons or entities as may be approved by the Committee. Notwithstanding the foregoing, in no event shall Incentive Stock Options be transferable or assignable other than by will or by the laws of descent and distribution.

12.      Approval of Stockholders.

         The Plan shall take effect upon its adoption by the Board but the Plan (and any grants of awards made prior to the stockholder approval mentioned herein) shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board.

13.      Agreement by Grantee Regarding Withholding Taxes.

         If the Committee shall so require, as a condition of exercise of an Option, (a "Tax Event"), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that a Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock.

14.      Amendment and Termination of the Plan.

         The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding to increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 9(a). Except as provided in Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted without the written consent of the Grantee.

15.      Rights as a Shareholder.

         A Grantee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends

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(ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9(a) hereof.

16.      No Rights to Employment.

         Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee's employment. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, the Company or any Subsidiary.

17.      Beneficiary.

         A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

18.      Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Tennessee, without regard to its conflicts of laws principles.

19.      Effective Date and Duration of the Plan.

         This Plan shall be effective as of the date it is approved or ratified by the stockholders of the Company, and shall terminate on the later of (a) the tenth anniversary of such date or (b) the last expiration of awards granted hereunder.

[Adopted by Actions of the Board and the Shareholders of the Company taken by written consent on May 27, 1997, and amended by Actions of the Board and the Shareholders of the Company taken by written consent on September 22, 1998.]


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


                             STOCK OPTION AGREEMENT

         AGREEMENT dated as of ______, 199_, by and between Ambulatory Resource Centres, Inc., a Tennessee corporation (the "Company"), and ____________________ (the "Grantee").

         WHEREAS, the Company has adopted the Ambulatory Resource Centres, Inc. 1997 Stock Option Plan (the "Plan") and the Company's stockholders have approved such adoption; and

         WHEREAS, the Company desires to grant to the Grantee an option under the Plan to acquire an aggregate of shares of the Company's common stock, no par value (the "Common Stock"), on the terms set forth herein.

         NOW, THEREFORE, the parties agree as follows:

         1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

         2. Grant of Option. The Grantee is hereby granted a Nonqualified Stock Option (the "Option") to purchase an aggregate of _____ shares of Common Stock pursuant to the terms of this Agreement and the provisions of the Plan.

         3. Option Price. The exercise price of the Option shall be $_____ per share of Common Stock issuable thereunder.

         4. Conditions to Exercisability.

                  (a) The Option will vest and become exercisable on each of the first three anniversaries of the date hereof with respect to thirty-three and one-third percent (33 1/3 %) of the shares of Common Stock covered thereby if the Grantee continues to be employed by the Company on each such date.

                  (b) Notwithstanding the foregoing, the Option shall become exercisable in full upon the occurrence of either (i) a Change in Control of the Company or (ii) a Qualifying IPO.

                  (c) Notwithstanding the foregoing, the Option shall become exercisable, in whole or in part, at any time at the discretion of the Compensation Committee of the Company's Board of Directors or the entire Board of Directors if no such Committee has been appointed (the "Committee").

         5. Period of Option. The Option shall expire on the earliest to occur of:

                  (a) the tenth anniversary of the date hereof:


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

                  (b) the first anniversary of the Grantee's death or termination of employment for Disability; and

                  (c) three months after the Grantee's termination of employment other than for death or

         Notwithstanding the foregoing, upon any termination from employment the Option shall immediately terminate in respect of any portion thereof nonexercisable at the time of such termination.

         6. Exercise of Option.

                  (a) The Option shall be exercised in the following manner: the Grantee, or the person or persons having the right to exercise the Option upon the death or Disability of the Grantee, shall deliver to the Company written notice specifying the number of shares of Common Stock which the Grantee elects to purchase. The Grantee (or such other person) must either (i) include with such notice full payment of the exercise price for the Common Stock being purchased pursuant to such notice or (ii) provide for a broker-dealer to forward such full payment to the Company, in a manner and in a period of time acceptable to the Company, in a cashless exercise procedure. Payment of the exercise price must be made (i) in cash, (ii) by certified or cashier's check, (iii) by delivery to the Company of Common Stock previously owned for at least six months and having a Fair Market Value equal to the aggregate exercise price, or (iv) in a combination of cash, check and Common Stock. In lieu of the payment of the exercise price as set forth in the foregoing sentence, upon request of the Grantee (or such other person), the Company may, in its sole discretion, allow the Grantee to exercise the Option or a portion thereof by tendering shares of Common Stock previously owned for less than six months, including shares received upon exercise of such Option.

                  (b) Upon the request of the Grantee, or the person or persons having the right to exercise the Option upon the death or Disability of the Grantee, the Company may, in its sole discretion, in lieu of a normal issuance of shares upon exercise of the Option in whole or in part, pay the Grantee in cash, Common Stock or a combination of cash and Common Stock, as the Company shall determine, in an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Option over the per share exercise price of the Option by (ii) the number of shares of Common Stock as to which the Option is being exercised.

                  (c) Full payment of the exercise price for shares subject to the Option and any applicable federal and state withholding tax shall be made at the time of exercise of any portion of the Option. No shares shall be issued until full payment has been made, and the Grantee shall have none of the rights of a stockholder until shares are issued to him. The Company may authorize, but shall have no obligation to permit, the payment of any applicable federal or state withholding tax by the tender of shares of Common Stock, including the tender of shares which otherwise would be issued to the Grantee upon exercise of the Option, provided, however, that any such payment by a director or officer subject to Section 16(b) of the Exchange Act shall be in compliance with Rule 16b-3.

                  (d) If the Plan or any law, regulation or interpretation requires the Company to take any action regarding the Common Stock before the Company issues certificates for the Common Stock being purchased, the Company may delay delivering the certificates for the Common Stock for the period necessary to take such action. The certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend restricting the transfer of such Common Stock, and the Company may impose stop transfer instructions to implement such restrictions, if applicable.

                  (e) The Grantee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of the issuance of a stock certificate to him for such shares of Common Stock and until the shares of Common Stock are paid for in full.

                  (f) Notwithstanding the foregoing, in the event Grantee exercises any of the Option prior to the time the Company consummates a firm commitment underwritten public offering of its common stock pursuant to the Securities Act of 1933, as amended (a "Qualifying IPO") which provides proceeds to the Company of at least $20 million after the deduction of underwriting discounts and commissions but before the deduction of other expenses of issuance, then as a condition to each and every exercise of the Option the Grantee shall execute (if no such Agreement has heretofore been executed by the Grantee) an Agreement (in such form requested by the Company) granting first the Company and then the other stockholders of the Company a 30 day right of first refusal in respect of any future sale of such shares by the Grantee, such restriction described above to terminate upon the Qualifying IPO.

         7. Representations.

                  (a) The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

                  (b) The Grantee represents and warrants that he is not a party to any agreement or instrument which would prevent him from entering into or performing his duties in any way under this Agreement.

         8. Entire Agreement. This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto. The Grantee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

         9. Amendment or Modification Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Grantee and by a duly authorized officer of the Company. No waiver by any party hereto or any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

         10. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

                  To Grantee at:

                  The Grantee's residence address
                  then on file with the Company's or its affiliates' Human Resources Department

                  To the Company at:

                  -----------------------------------------------


                  -----------------------------------------------
                  Attn: President

         Any notice delivered personally or by courier under this Section 10 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

         11. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

         12. Transferability. This Option (or any portion thereof) is not transferable by the Grantee except (i) by law, by will or by the laws of descent and distribution or

(ii) that the Committee may permit transfers of this Option (or any portion thereof) by gift or otherwise to a member of a Grantee's immediate family and/or trusts whose beneficiaries are members of the Grantee's immediate family, or to such other persons or entities as may be approved by the Committee.

         13. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

         14. Governing Law. This agreement will be governed by and construed in accordance with the laws of the State of Tennessee, without regard to its conflicts of laws principles.

         15. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

         16. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

         17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         18. Company Call Option on Option Shares. If Grantee's employment with the Company shall cease or terminate for any reason, or no reason, with or without cause, including, without limitation, involuntary termination, death or temporary or permanent disability, prior to the earlier of (i) the third anniversary of the date hereof and (ii) a Qualifying IPO (a "Call Event"), then the Company shall have an irrevocable option to purchase, and Grantee shall be required to sell, any or all of the shares of common stock of the Company purchased pursuant to this Agreement (the "Option Shares") at a purchase price of $____ per share plus 8% interest from the date each Option Share was purchased by the Grantee until purchased by the Company pursuant to this Option; provided, however, that the Company may not without the consent of Grantee purchase less than all Option Shares then owned by Grantee. If the Company desires to exercise its option to purchase any Option Shares pursuant to this
Section 18, the Company shall, no later than 6 months following the date of the Call Event; give written notice of its intention to purchase the Option Shares to Grantee specifying the number of Option Shares it desires to purchase. Notwithstanding the foregoing, the provisions of this Section 18 shall terminate upon either (i) the occurrence of a Change of Control of the Company or (ii) the occurrence of a Qualifying IPO.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  AMBULATORY RESOURCE CENTRES, INC.


                                  By:
                                      ----------------------------------------


                                  Grantee:


                                  --------------------------------------------